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EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with this Quarterly Report on Form 10-Q of Integrated Healthcare Holdings, Inc. (the "Company") for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (i) the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the period indicated

      This Certificate has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


                                      INTEGRATED HEALTHCARE HOLDINGS, INC.

Dated: November 13, 2009              By:  /s/ Steven R. Blake
                                           ------------------------------
                                           Steven R. Blake
                                           Chief Financial Officer